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                                                                    EXHIBIT 10.9

                       AMENDED AND RESTATED RES-CARE, INC.
           2000 NON-EMPLOYEE DIRECTORS STOCK OWNERSHIP INCENTIVE PLAN
                          (amended as of June 23, 2004)

ARTICLE 1. PURPOSE.

      The purpose of this 2000 Non-Employee Directors Stock Ownership Incentive Plan ("Plan") is to advance the interests of Res-Care, Inc., a Kentucky corporation ("Company"), and its subsidiaries, by providing non-employee directors of the Company with an ownership interest in the Company. The Plan is also intended to enhance the Company's ability to attract and retain persons of outstanding ability to serve as directors of the Company.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION.

      2.1 Definitions. As used in the Plan, the terms defined parenthetically, immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such meanings shall apply equally to both the singular and plural forms of the terms defined):

            (a) "Award" shall mean a grant of Options under Section 5 of the Plan.

            (b) "Award Date" shall mean the first business day of July of each calendar year that the Plan is in effect.

            (c) "Board" shall mean the Board of Directors of the Company.

            (d) "Change of Control" means (i) an event or series of events which have the effect of any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding capital stock; (ii) any merger, consolidation, share exchange, recapitalization or other transaction in which any person becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding capital stock; (iii) the persons who were members of the Board immediately before a transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company; (iv) the business of the Company is disposed of pursuant to a partial or complete liquidation, sale of assets, or otherwise. The acquisition of securities of the Company representing 30% or more, but not more than 50%, of the combined voting power of the Company's then outstanding capital stock by Onex Partners LP and its affiliates shall not be a Change of Control with respect to any Options having an Award Date after June 30, 2004.

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            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

            (f) "Committee" shall mean the committee described in Section 3.1.

            (g) "Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

            (h) "Disability" shall mean a physical or mental infirmity that the Committee determines impairs the Director's ability to perform substantially his or her duties for a period of 180 consecutive days.

            (i) "Effective Date" shall mean the date described in Section 6.1.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (k) "Fair Market Value" of the Shares shall mean, as of any Award Date, the closing sale price of the Shares as reported on the NASDAQ National Market, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the NASDAQ National Market, the Fair Market Value of the Shares as of an Award Date shall be determined by such method as shall be determined in good faith by the Committee.

            (l) "Option" shall mean an option to purchase Shares granted pursuant to Article 5.

            (m) "Optionee" shall mean a person to whom an option has been granted under the Plan.

            (n) "Option Agreement" shall mean an agreement evidencing the grant of an Option, as described in Section 5.2.

            (o) "Option Exercise Price" shall mean the purchase price per Share subject to an Option, which shall be the Fair Market Value of the Share on the Award Date.

            (p) "Person" shall have the meaning ascribed to such term in Section 3(a) (9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

            (q) "Plan" shall mean this Res-Care, Inc. 2000 Non-Eemployee Directors Stock Ownership Incentive Plan as the same may be amended from time to time.

            (r) "Retirement" shall mean retirement by a Director in accordance with the terms of the Company's retirement policy applicable to directors of the Company.

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            (s) "Shares" shall mean the Company's Common Shares.

            (t) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by such company.

            (u) "Withholding Taxes" shall mean all federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to any option exercise, if any.

      2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

      2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION.

      3.1 The Committee. The Plan is designed to operate automatically and not require administration. However, to the extent administration is required, it shall be provided by a committee (the "Committee"). The members of the Committee shall include two or more members of the Board, and shall be appointed from time to time by, and shall serve at the discretion of, the Board. If the Board fails to appoint the Committee, the Board shall administer the Plan.

      3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to:

            (a) construe and interpret the Plan and any agreement or instrument entered into under the Plan; and

            (b) establish, amend and rescind rules and regulations for the Plan's administration.

To the extent permitted by law and Rule 16b-3 promulgated under the Exchange Act, the Committee may delegate its authority as identified herein.

      3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding on all Persons, including the Company, the Directors and their estates and beneficiaries.

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      3.4 Section 16 Compliance. It is the intention of the Company that the
Plan and the administration of the Plan comply in all respects with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16 of the Exchange Act, the provision or aspect of administration shall be null and void to the extent permitted by law and deemed advisable by the Committee. In all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

ARTICLE 4. SHARES AVAILABLE UNDER THE PLAN.

      4.1 Number of Shares. Subject to adjustment as provided in Section 4.2, the number of Shares reserved for issuance upon the exercise of options is 200,000 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares. If and to the extent options shall expire or terminate for any reason without having been exercised in full, the Shares associated with such Awards to the extent not fully exercised shall again become available for Awards under the Plan.

      4.2 Adjustments in Authorized Shares and Outstanding Awards. In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, share dividend, stock split, reverse stock split, cash dividend, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares, the Committee may substitute or adjust the total number and class of Shares or other stock or securities that may be issued under the Plan, and the number, class and/or price of Shares. or other stock or securities subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Directors and to preserve, without exceeding, the value of any outstanding Awards; and further provided, that the number of Shares or other stock or securities subject to any Award shall always be a whole number.

ARTICLE 5. AWARDS.

      5.1 Automatic Grant of Options. Subject to the terms and provisions of the Plan, each Director on an Award Date shall automatically receive an option for 4,500 Shares that is not intended to qualify as an incentive stock option within" the meaning of Section 422 of the Code.

      5.2 Vesting. Subject to Sections 5.4 and 5.7, each Option shall vest and become exercisable with respect to 25% of the Shares subject thereto effective immediately as of the Award Date and shall vest and become exercisable with respect to an additional 25% of the Shares subject thereto effective as of each of the first, second and third anniversaries of the Award Date; provided, however, that the Director continues to serve as a member of the Board as of such dates. If a Director ceases to serve as a member of the Board for any reason, the Director shall have no rights with respect to that portion of an option which is not then vested pursuant to the preceding sentence and the Director shall automatically forfeit that portion of the Option that remains unvested.

      5.3 Option Agreement. Each Award shall be evidenced by an Option Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which

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the option relates and such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Committee; provided, however, that such terms shall not vary the timing of Awards, including provisions dealing with exercisability, forfeiture or termination of such Awards or Options granted thereunder.

      5.4 Duration of Options. Subject to Section 5.6, each Option shall expire on the fifth (5th) anniversary of the Award Date on which it was granted.

      5.5 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. Shares purchased pursuant to the exercise of an option shall be paid in full upon such exercise by any one or a combination of the following: (i) in cash; (ii) in owned by the Optionee (or jointly by the Optionee and his or her spouse) for at least six months evidenced by negotiable certificates or by a written attestation of ownership and consent to issuance, in satisfaction of the Option or portion thereof being exercised, of only the net Shares (those equal in value to the difference between the Option Exercise Price and the then Fair Market Value);
(iii) by a written election to have the Company retain that number of Shares subject to the Option having an aggregate Fair Market Value equal to the aggregate Option Exercise Price; or (iv) by any combination thereof. The written notice pursuant to this Section 5.5 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company or withheld as payment of the Option Exercise Price shall be valued at their Fair Market Value on the date preceding the date of exercise. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded down to the nearest number of whole Shares.

      5.6 Termination of Director Relationship. If a Director for any reason other than Retirement, death or Disability shall cease to be a member of the Board, the outstanding Options of such Director (or portions thereof) that are vested and exercisable as of the date the Director so ceased to be a member of the Board may be exercised by such Director at any time prior to the earlier of the expiration date of the options or the date that is ninety (90) days after the date on which such Director ceases to be a member of the Board. If a Director shall cease to be a member of the Board by reason of Retirement, death or Disability, the outstanding options of such Director (or portions thereof) that are vested and exercisable as of the date the Director so ceased to be a member of the Board may be exercised by such Director at any time prior to the earlier of the expiration date of the Options or the date that is the first anniversary of the Director's Retirement, death or Disability. Options may be exercised as provided in this Section 5.6 (x) in the event of the death of a Director, by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of his estate and (y) in the event of the

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Disability of a Director, by the Director, or if such Director is incapacitated, by his legal representative.

      5.7 Effect of Change of Control. Notwithstanding anything contained in the Plan or an Option Agreement to the contrary, in the event of a Change of Control, (i) all options outstanding on the date of such Change of Control shall become immediately and fully exercisable and (ii) an Optionee will be entitled to receive, in lieu of the exercise of any Option or portion of an Option to the extent not yet exercised, a cash payment in an amount equal to the difference between the aggregate Option Exercise Price and (A) in the case of a tender offer or exchange offer, the final offer price paid per Share, multiplied by the number of Shares covered by the Option, or (B) in the case of any other Change of Control, the aggregate Fair Market Value of the Shares covered by the Option. The Company shall pay any amount it must make under this Section 5.7 within 30 days following the occurrence of the Change of Control.

ARTICLE 6. EFFECTIVE DATE, AMENDMENT, MODIFICATION, AND TERMINATION.

      6.1 Effective Date. The Plan shall be effective upon the approval by the affirmative vote of the holders of a majority of the securities of the Company represented in person or by proxy, and entitled to vote, at a meeting of shareholders of the Company at which the Plan is submitted for approval.

      6.2 Termination Date. The Plan shall terminate on the earliest to occur of
(a) the date when all Shares available under the Plan shall have been acquired pursuant to the exercise of Awards or (b) such other date as the Board may determine in accordance with Section 6.3.

      6.3 Amendment, Modification and Termination.

            (a) Except as provided in Section 6.3(b), the Board may, at any time, amend, modify or terminate the Plan.

            (b) Without the approval of shareholders of the Company, no amendment, modification or termination may:

                  (i) materially increase the benefits accruing to Directors under the Plan;

                  (ii) increase the total number of Shares that may be issued under the Plan, except as provided in Section 4.2; or

                  (iii) modify the eligibility or other requirements to receive an Award under the Plan.

      6. 4 Awards Previously Granted. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award without the written consent of the Optionee.

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ARTICLE 7. NON-TRANSFERABILITY.

      Except as otherwise provided in this Article 7, no Option shall be transferable by a Director otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable, during the Director's lifetime, only by the Director (or, in the event of the Director's legal incapacity or incompetency, the Director's guardian or legal representative). A Director may transfer all or part of a Nonqualified Stock Option to (i) the Director's spouse or lineal descendants ("Immediate Family Members"), (ii) trusts for the exclusive benefit of the Director and/or his Immediate Family Members, or (iii) a partnership or limited liability company in which the Director and/or his Immediate Family Members are the only partners or members, as applicable. Such transfer may be made by a Director only if there is no consideration for the transfer, and subsequent transfers of any Option shall be prohibited other than in accordance with this Article 7 and by will or the laws of descent and distribution. Following a transfer of an Option, the Option shall continue to be subject to the same terms and conditions as were applicable immediately before the transfer, and the conditions to exercise of an Option upon Termination of Director Relationship or otherwise provided in this Plan shall be applied with respect to the original Director. However, for purposes of exercising the Option, the term Director shall refer to the transferee. In addition, for purposes of the death benefit provisions of Section 5.6, references to a Director shall be deemed to refer to the transferee, the personal representative of the transferee's estate, or after final settlement of the transferee's estate, the successor or successors entitled thereto by law.

ARTICLE 8. NO RIGHT OF REELECTION.

      Neither the Plan nor any action taken under the Plan shall be construed as conferring upon a Director any right to continue as a director of the Company, to be renominated by the Board or to be reelected by the shareholders of the Company.

ARTICLE 9. WITHHOLDING.

      Upon the exercise of an Option (a "Taxable Event"), the Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election") to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

ARTICLE 10. INDEMNIFICATION.

      No member of the Board or the Committee, nor any officer or employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. All members of the Board, the Committee and each and any officer or employee of the company acting on their behalf shall, to

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the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 11. SUCCESSORS.

      All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 12. GOVERNING LAW.

      To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflict of law rules.

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